VIRTUS KAR Capital Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.1%
Communication Services—13.4%
Activision Blizzard, Inc.	104,900	$10,012
Facebook, Inc. Class A(1)	143,140	49,771
Netflix, Inc.(1)	47,120	24,889
Tencent Holdings Ltd. ADR	305,870	23,032
		107,704

Consumer Discretionary—24.1%
Airbnb, Inc. Class A(1)	37,923	5,807
Alibaba Group Holding Ltd. Sponsored ADR(1)	138,180	31,336
Amazon.com, Inc.(1)	19,802	68,122
Home Depot, Inc. (The)	33,935	10,822
Las Vegas Sands Corp.(1)	171,983	9,062
Marriott International, Inc. Class A(1)	64,390	8,790
MercadoLibre, Inc.(1)	12,870	20,049
NIKE, Inc. Class B	146,430	22,622
Ross Stores, Inc.	94,916	11,770
Trip.com Group Ltd. ADR(1)	139,030	4,930
		193,310

Consumer Staples—4.7%
Estee Lauder Cos., Inc. (The) Class A	30,164	9,595
McCormick & Co., Inc.	76,120	6,723
Monster Beverage Corp.(1)	115,853	10,583
Procter & Gamble Co. (The)	78,150	10,545
		37,446

Financials—5.0%
Bank of America Corp.	385,515	15,895
CME Group, Inc. Class A	33,660	7,159
MarketAxess Holdings, Inc.	25,770	11,946
Progressive Corp. (The)	50,220	4,932
		39,932

Health Care—5.5%
Danaher Corp.	63,782	17,117
HealthEquity, Inc.(1)	72,910	5,868
Zoetis, Inc. Class A	115,097	21,449
		44,434

Industrials—8.7%
CoStar Group, Inc.(1)	181,910	15,066
Equifax, Inc.	33,850	8,108
Fair Isaac Corp.(1)	19,120	9,611
Kansas City Southern	28,270	8,011
Roper Technologies, Inc.	29,709	13,969
Uber Technologies, Inc.(1)	310,281	15,551
		70,316

Information Technology—36.6%
Accenture plc Class A	42,698	12,587
	Shares	Value

Information Technology—continued
Amphenol Corp. Class A	267,576	$18,305
Avalara, Inc.(1)	153,530	24,841
Bill.com Holdings, Inc.(1)	311,940	57,141
DocuSign, Inc.(1)	30,380	8,493
Duck Creek Technologies, Inc.(1)	367,685	15,998
NVIDIA Corp.	63,173	50,545
Paycom Software, Inc.(1)	74,062	26,919
Snowflake, Inc. Class A(1)	24,056	5,817
Trade Desk, Inc. (The) Class A(1)	245,500	18,992
Visa, Inc. Class A	153,954	35,997
Workday, Inc. Class A(1)	76,241	18,202
		293,837

Materials—1.1%
Ecolab, Inc.	43,656	8,992
Total Common Stocks (Identified Cost $233,357)		795,971

Total Long-Term Investments—99.1% (Identified Cost $233,357)		795,971

Short-Term Investment—0.7%
Money Market Mutual Fund—0.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	5,442,292	5,442
Total Short-Term Investment (Identified Cost $5,442)		5,442

TOTAL INVESTMENTS—99.8% (Identified Cost $238,799)		$801,413
Other assets and liabilities, net—0.2%		1,240
NET ASSETS—100.0%		$802,653

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	89%
China	8
Brazil	3
Total	100%
† % of total investments as of June 30, 2021.
See Notes to Schedule of Investments

VIRTUS KAR Capital Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of June 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$795,971	$795,971
Money Market Mutual Fund	5,442	5,442
Total Investments	$801,413	$801,413
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2021.
There were no transfers into or out of Level 3 related to securities held at June 30, 2021.
See Notes to Schedule of Investments

VIRTUS KAR CAPITAL GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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